UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.1a-12

Manhattan Bridge Capital, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MANHATTAN BRIDGE CAPITAL, INC.

Notice of Annual Meeting of Stockholders
To be held on Monday, June 21, 2010

To Our Stockholders:

You are most cordially invited to attend the 2010 Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. at 9:00 a.m. local time, on Monday, June 21, 2010, at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible.  Your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Assaf Ran
President and Chief Executive Officer

MANHATTAN BRIDGE CAPITAL, INC.

Notice of Annual Meeting of Stockholders
To be held on Monday, June 21, 2010

The Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. (the “Company”) will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, on Monday, June 21, 2010 at 9:00 a.m., local time, for the purpose of considering and acting upon the following:

1.	To elect six (6) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

2.	To amend our 2009 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 200,000 to 350,000 shares.

3.	To ratify the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as our independent auditors for the fiscal year ending December 31, 2010.

4.	To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

Holders of the Company’s Common Stock of record at the close of business on May 4, 2010 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof.  A complete list of such stockholders will be available for examination by any stockholder at the meeting.  The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

By order of the Board of Directors

Inbar Evron-Yogev
Secretary
New York, New York
May 14, 2010

IMPORTANT:
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.  THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.  EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED.  IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We shall appreciate your giving this matter your prompt attention.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 21, 2010

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement e are also available at http://www.manhattanbridgecapital.com/meeting-2010.html

MANHATTAN BRIDGE CAPITAL, INC.
192 Lexington Avenue
New York, New York 10016

PROXY STATEMENT
FOR
Annual Meeting of Stockholders
To be held on Monday, June 21, 2010

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Manhattan Bridge Capital, Inc. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the Annual Meeting of Stockholders to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, on Monday, June 21, 2010 at 9:00 a.m., local time, for the purposes set forth in the Notice of Meeting and this Proxy Statement.  The Company’s principal executive offices are located at 192 Lexington Avenue, New York, New York 10016.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 21, 2010

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement e are also available at http://www.manhattanbridgecapital.com/meeting-2010.html

THE VOTING AND VOTE REQUIRED

On the record date for the meeting, which was the close of business on May 4, 2010, there were outstanding 3,324,459 shares (not including 80,731 shares held in treasury) of common stock of the Company (the “Common Stock”), each of which will be entitled to one vote.

The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the meeting shall constitute a quorum. Directors are elected by a plurality of the votes cast at the meeting, provided a quorum is present in person or by proxy. Approval to amend the Company’s 2009 Stock Option Plan and ratification of the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as independent auditors for the fiscal year ending December 31, 2010 requires the vote of a majority of the shares voting at the meeting and entitled to vote on this matter, provided a quorum is present in person or by proxy.

All shares represented by valid proxies will be voted in accordance with the instructions contained therein.  In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting.  A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy.  In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for all six nominees will not be counted in determining whether a plurality vote has been received for the election of directors.  Shares represented by proxies which are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal.  In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (“broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

This proxy statement together with the related proxy card and our Annual Report for the year ended December 31, 2009, including financial statements, will be mailed on or about May 14, 2010.

Proposal No. 1

ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the six nominees named below.  In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will vote for the election of an alternate candidate, if any, as shall be designated by the Board of Directors (the “Board”).  Our Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All six nominees are currently members of our Board. There are no family relationships among any of the executive officers or directors of the Company.

Disclosure of Director Qualifications

The Board, acting through the Nominating Committee, is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board.

The Nominating Committee looks for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the board confronts.

Our director nominees and their respective ages as of May 4, 2010 are as follows:

Name	Age	Position

Assaf Ran	44	Chairman of the Board, Chief Executive Officer and President

Michael Jackson (1,2,3)	45	Director

Phillip Michals (1,2,3)	40	Director

Eran Goldshmid (1,2,3)	43	Director

Mark Alhadeff	47	Director

Lyron Bentovim(2)	41	Director

(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee
(3)  Member of the Nominating Committee

Set forth below is a brief description of the background and business experience of our director nominees:

Nominees for Election

Assaf Ran has been our Chief Executive Officer, President and a member of our Board since our inception in 1989.

Michael J. Jackson has been a member of our Board since July 2000.  Since April 2007, he has been the Chief Financial Officer and the Executive Vice President of iCrossing, Inc., a digital marketing agency. From September 1999 to April 2007, he was the corporate controller of AGENCY.COM, a global Internet professional services company, for which he was the Chief Accounting Officer from May 2000 until September 2001 and the Chief Financial Officer from October 2001 to April 2007.  From October 1994 until August 1999, Mr. Jackson was a manager at Arthur Andersen, LLP and Ernst and Young.  Mr. Jackson also served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and served on the New York State Society’s SEC Committee from 1999 to 2001.  Mr. Jackson holds an M.B.A. in Finance from Hofstra University and is a Certified Public Accountant. During the past five years, until May 2008, Mr. Jackson also was a member of the Board of Directors of Adstar, Inc. (PINKSHEETS: ADST.PK).

Phillip Michals has been a member of our Board of Directors since March 1999. Since November 2000, he has also been a principal and a vice president of RG Michals, a management-consulting firm for a broker-dealer. Since August 2006, Mr. Michals has been registered as an Investment Advisor for GunnAllen Financial. Mr. Michals received a BS degree in human resources from the University of Delaware in May 1992.

Eran Goldshmid has been a member of our Board since March 1999.  Mr. Goldshmid received certification as a financial consultant in February 1993 from the School for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside, England in December 1998.  From December 1998 until July 2001, he has been the general manager of the Carmiel Shopping Center in Carmiel, Israel.  Since August 2001, he has been the president of the New York Diamond Center, New York, NY.

Mark Alhadeff has been a member of our Board since December 2005.  Mr. Alhadeff also serves as the Chief Technology Officer of DAG Interactive, Inc.  Mr. Alhadeff is the co-founder of Ocean-7 Development, Inc., a technology corporation in the business of providing programming services as well as web development services and database solutions.  Mr. Alhadeff has been Ocean-7’s president since its formation in 1999.  Prior to founding Ocean-7, Mr. Alhadeff served as a consultant to various publishers, worked as an art director and was actively involved in creating and implementing the transition to digital production methodologies before they became common industry practice.  Mr. Alhadeff is a Stony Brook University graduate.

Lyron Bentovim has been a member of our Board in December 2008.  Since August 2009 Mr. Bentovim is Chief Operating Officer and Chief Financial Officer at Sunrise Telecom a leader in test and measurement solutions for telecom, wireless and cable networks. From August 2001 to July 2009, Mr. Bentovim has been a Portfolio Manager of SKIRITAI Capital LLC, an investment advisor based in San Francisco. From May 2000 to August 2001, he served as the President, COO and co-founder of WebBrix Inc., a retail channel aiming to provide physical space and services for online retailers. Additionally, Mr. Bentovim spent time as a Senior Engagement Manager with strategy consultancies of USWeb/CKS, the Mitchell Madison Group from September 1997 to May 2000.  Mr. Bentovim also holds directorships at Three Five Systems Inc. (PINKSHEETS – TFSI.PK) since September 2005, Argonaut Technologies Inc. (PINKSHEETS – AGNT.PK) since May 2005 and Top Image Systems LTD (NASDAQ – TISA) since November 2008.  During the past five years, Mr. Bentovim also held directorships at Sunrise Telecom (PINKSHEETS – SRTI) from October 2008 until August 2009, Ault Inc. (was NASDAQ – AULT – company sold) from October 2005 until February 2006, RTW Inc. (was NASDAQ – RTWI -company sold) from April 2006 until December 2007.

The Board recommends a vote “FOR” the election of each of the director nominees.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacity in Which Served	In Current Position Since
Assaf Ran (1)	44	Chief Executive Officer	1989
Inbar Evron-Yogev (2)	37	Chief Financial Officer, Treasurer and Secretary	2006

(1)	Mr. Ran’s biographical information is provided above.

(2)
Mrs. Evron-Yogev was appointed our Chief Financial Officer, Treasurer and Secretary in March 2006.  From 2003 until accepting her position with us, Mrs. Evron-Yogev worked at PriceWaterhouseCoopers in New York City, as an experienced senior on an audit team.  As part of her position at PriceWaterhouseCoopers, Mrs. Evron-Yogev was responsible for the accounting of various companies from different industries, was involved in the preparation of financial statements in accordance with U.S. GAAP and U.S. GAAS, prepared, evaluated and audited 404 Sarbanes-Oxley assessments of public companies internal control environments, oversaw and directed the financial aspects of various project teams and analyzed financial data.  From 2000 to 2003 Mrs. Evron-Yogev worked at the Luboshitz Kasierer office of Arthur Andersen, in Tel-Aviv, Israel as a senior associate in an audit team.  At Arthur Andersen she was responsible for the accounting and taxation of various private and public companies from different industries and gained experience with both Israeli and American accounting principles (Israel and U.S. GAAP), advised clients on various accounting issues and performed local tax planning and reporting.

Code of Ethics

The Board has adopted a written Code of Ethics that applies to all directors, officers and employees of the Company.  We have posted the Code of Ethics on our Web site, which is located at www.manhattanbridgecapital.com.  In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

Board and Committees

The Board has a standing Audit Committee, Compensation Committee and Nominating Committee.  The Board held two meetings during fiscal year 2009.  During fiscal year 2009, our Audit Committee held four meetings, our Compensation Committee held one meeting and our Nominating Committee did not meet.  Our Audit Committee is comprised of Messrs. Michael J. Jackson, Phillip Michals, Eran Goldshmid and Lyron Bentovim. Each of our Compensation Committee and Nominating Committee is comprised of Messrs. Michael J. Jackson, Phillip Michals and Eran Goldshmid. Current copies of each committee’s charter are posted on our web site at www.manhattanbridgecapital.com.

All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served.

It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting.  Except for Phillip Michals all of our then current directors attended the 2009 Annual Meeting.

Determination of Independence

The Board has determined, in accordance with Nasdaq’s listing standards, that: (i) Messrs. Jackson, Michals, Goldschmid and Bentovim (the “Independent Directors”) are independent and represent a majority of its members; (ii) Messrs. Jackson, Michals, Goldschmid and Bentovim, as the sole members of the Audit Committee, are independent for such purposes; and (iii) Messrs. Jackson, Michals and Goldschmid, as the sole members of the Compensation Committee, are independent for such purposes.  In determining director independence, our Board applies the independence standards set by Nasdaq. In its application of such standards the Board takes into consideration all transactions with Independent Directors and the impact of such transactions, if any, on any of the Independent Directors’ ability to continue to serve on our Board. To that end, for the fiscal year ended December 31, 2009, our Board considered the compensation paid to the Independent Directors and determined that those transactions were within the limits of the independence standards set by Nasdaq and did not impact their ability to continue to serve as Independent Directors.

Compensation Committee

The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. The specific responsibilities of our Compensation Committee include:

●	establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees;
●	establishing compensation arrangements and incentive goals for our executive officers and administering compensation plans;
●	reviewing the performance of our executive officers and awarding incentive compensation and adjusting compensation arrangements as appropriate based upon performance; and
●	reviewing and monitoring our management development and succession plans and activities.

The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to compensation committee members established under 162(m) of the Internal Revenue Code and Section 16(b) of the Securities Exchange Act of 1934, as amended.

Audit Committee

Our Audit Committee assists our Board in its oversight of our financial reporting and accounting processes.  Management has the primary responsibility for the preparation of financial statements and the reporting processes, including the system of internal controls.  Our independent registered public accountants are responsible for auditing our annual financial statements and issuing a report on the financial statements.  In this context, the oversight function of our Audit Committee includes:

●	a review of the audits of our financial statements, including the integrity of our financial statements;
●	a review of our compliance with legal and regulatory requirements;
●
a review of the performance of our independent registered public accountants, including the engagement of the independent registered public accountants and the monitoring of the independent registered public accountants’ qualifications and independence;

●	the preparation of the report required to be included in our annual proxy statement in accordance with Securities and Exchange Commission (“SEC”) rules and regulations; and
●	a review of the quarterly and annual reports filed with the SEC.

The Board has determined that Michael Jackson, the chairman of the Audit Committee, is qualified as an Audit Committee Financial Expert pursuant to Item 407(d)(5) of Regulations S-K.  Each of the Audit Committee members is independent, as that term is defined in Section 10A(m)(3) of the Exchange Act, and their relevant experience is more fully described above.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of four members of the Board who meet the independence and experience requirements of NASDAQ and the SEC.

The Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with our Company.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2009, and met with management to discuss such audited financial statements.  The Audit Committee has discussed with our independent accountants, Hoberman, Miller, Goldstein & Lesser, P.C., the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented.  The Audit Committee has received the written disclosures and the letter from Hoberman, Miller, Goldstein & Lesser, P.C. required by the Independence Standards Board Standard No. 1, as may be modified or supplemented.  The Audit Committee has discussed with Hoberman, Miller, Goldstein & Lesser, P.C. its independence from the Company and its management.  Hoberman, Miller, Goldstein & Lesser, P.C. had full and free access to the Audit Committee.  Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

By the Audit Committee of the Board of Directors of Manhattan Bridge Capital, Inc.
Michael J. Jackson
Philip Michals
Eran Goldshmid
Lyron Bentovim

The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.

Nominating Committee

The Nominating Committee is responsible for nominating director candidates for the Annual Meeting of Stockholders each year and will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: (i) the name of the stockholder and evidence of the person's ownership of Company stock, (including the number of shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate's resume or a listing of his or her qualifications to be a director of the Company; and (iv) the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The information described above must be sent to the Company’s Chief Financial Officer at 192 Lexington Avenue, New York, New York 10016, on a timely basis in order to be considered by the Nominating Committee, within the time periods set forth in the “Stockholder Proposals” section below.

The Nominating Committee believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee's evaluation of potential candidates shall be consistent with the Board's criteria for selecting new directors. Such criteria include an understanding of the Company's business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board's ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating Committee may also receive suggestions from current Company directors, executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to c/o Corporate Secretary, Manhattan Bridge Capital, Inc., 192 Lexington Avenue, New York, New York 10016.

All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

COMPENSATION OF DIRECTORS

Non-employee directors are granted, upon becoming a director, and renewal of director term, options to purchase 7,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Such options vest immediately upon grant and expire after five years. They also receive cash compensation of $600 per Board meeting attended and $300 for any other committee participation. Assaf Ran and Mark Alhadeff do not receive compensation in connection with each of their positions on our Board.

The following table provides compensation information for the year ended December 31, 2009 for each of the independent members of the Board.
Name (a)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Jackson (2)	$2,400	—	$3,764	—	—	—	$6,164
Phillip Michals(2)	$2,700	—	$3,764	—	—	—	$6,464
Eran Goldshmid (2)	$2,700	—	$3,764	—	—	—	$6,464
Mark Alhadeff	—	—	—	—	—	—	—
Lyron Bentovim (3)	$1,800	—	$6,256	—	—	—	$8,056

(1)
Consists of stock options granted on June 23, 2009 to purchase 7,000 shares of our Common Stock with an exercise price of $0.93.  Such options vested immediately and expire after five years. Valuation is based on ASC Topic 718.

(2)	The aggregate number of option awards outstanding at fiscal year end is 35,000.
(3)	The aggregate number of option awards outstanding at fiscal year end is 14,000.

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the years ended December 31, 2009 and 2008 by our (i) principal executive officer, and (ii) executive officers, other than the principal executive officer, whose salaries for the 2009 and 2008 year as determined by Regulation S-K, Item 402, exceeded $100,000. These individuals are referred to as the ‘‘named executive officers.’’

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non Equity Incentive plan Compensation ($)	Nonqualified Deferred Compensation Earning ($)	All Other Compensation ($) (2)	Total ($)
Assaf Ran
Chief	2009	$91,586	$65,000	—	$47,574	$2,748	—	$2,748	$206,908
Executive	2008	$56,250	—	—	$70,939	$1,687	—	$1,687	$128,876
Officer and President

(1) Consists of stock options valued in accordance ASC Topic 718.
(2) Company’s matching contributions are made pursuant to a simple master IRA plan.

Employment Contracts, Termination of Employment and Change in Control Arrangements

In March 1999, we entered into an employment agreement with Assaf Ran, our President and Chief Executive Officer.  Mr. Ran’s employment term renews automatically on July 1st of each year for successive one-year periods unless either party gives 180 days written notice of its intention to terminate the agreement.  Under the agreement, Mr. Ran receives an annual base salary of $75,000 and annual bonuses as determined by the compensation committee of the Board in its sole and absolute discretion and is eligible to participate in all executive benefit plans established and maintained by us.  Under the agreement, Mr. Ran agreed to a one-year non-competition period following the termination of his employment. As of March 2003 the compensation committee approved an increase in Mr. Ran’s compensation to an annual base salary of $225,000. On March 13, 2008 the compensation committee approved Mr. Ran’s reduction of his annual salary by 75% to $56,000 for an additional one year or until the Company has more significant operations (as defined by the Committee). On March 18, 2009 the compensation committee approved Mr. Ran’s continuing the reduction of his annual salary to $100,000 for one year or until the Company has more significant operations (as defined by the Committee). In November 2009, the Compensation committee of the Board approved Mr. Ran a one-time bonus of $65,000 for the year 2009. Mr. Ran’s annual base compensation was $92,000 and $56,000 during the years 2009 and 2008, respectively.

Termination and Change of Control Arrangements

In the event of termination, our named executive officers do not receive any severance and any non-vested options are automatically forfeited.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding options to purchase our Common Stock by the named executive officers as of December 31, 2009.

Option Awards							Stock Awards
Name (a)		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Assaf Ran	2005(1)	70,000	—	—	$4.47	3/3/2010	—	—	—	—
Chief Executive	2006(2)	140,000	—	—	$2.26	3/15/2011
Officer and	2007(3)	46,667	23,333	—	$1.69	3/22/2012
President	2008(4)	23,333	46,667	—	$1.01	3/13/2013
	2009(5)	46,667	93,333	—	$0.74	3/18/2014

(1)
The options were granted on March 3, 2005.  One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date.  The exercise price represents 110% of the fair market price on the date of grant.

(2)
The options were granted on March 15, 2006.  One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date.  The exercise price represents 110% of the fair market price on the date of grant.

(3)
The options were granted on March 22, 2007.  One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date.  The exercise price represents 110% of the fair market price on the date of grant.

(4)
The options were granted on March 13, 2008.  One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date.  The exercise price represents 110% of the fair market price on the date of grant.

(5)
The options were granted on March 18, 2009.  One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date.  The exercise price represents 110% of the fair market price on the date of grant.

In addition, Inbar Evron-Yogev, our current Chief Financial Officer was granted options for 5,000 shares of our Common Stock on each of on March 15, 2006, March 22, 2007 and March 13, 2008.  The exercise price of each option is $2.05, $1.54 and $0.92, respectively, which was the fair market price on the date of the grant.

Equity Compensation Plan Information

On June 23, 2009 the Company adopted the 2009 Stock Option Plan (the “2009 Plan”) and replaced the 1999 Stock Option Plan, as amended (the “Prior Plan”), which expired in May of 2009.  Options granted under the Prior Plan remain outstanding until expired, exercised or cancelled.

The following table summarizes as of December 31, 2009 the (i) options granted under the Prior Plan, (ii) options granted under the 2009 Plan, and (iii) options granted outside the plans.  The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events.  No other equity compensation has been issued.

	Equity Compensation Plan Table
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved By Security Holders
Grants under Prior Plan	596,000	$1.85	0

Grants under the 2009 Plan	28,000	$0.93	172,000
Equity Compensation Plans Not Requiring Approval By Security Holders
Aggregate Individual Option Grants (1)	75,000	$2.37
Total	699,000	$1.87	172,000

(1)	Reflects shares of our Common Stock. In addition options for 75,000 shares at an exercise price of $2.37 were granted to a vendor in connection with work done for the Company.

The market value of our Common Stock underlying the options abovementioned, as of May 4, 2010 is $852,780.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with during 2009.

Certain Relationships and Related Transactions

Ocean-7 Development inc., currently holds a 20% interest in DAG Interactive, our subsidiary.  Mark Alhadeff is the controlling shareholder of Ocean-7.  Effective December 2005, Mr. Alhadeff became a member of our Board.

Security Ownership of Certain Beneficial Owners

Our Common Stock is the only class of stock entitled to vote at the Meeting.  As of May 4, 2010, there were 16 holders of record.

The following table sets forth certain information, as of May 4, 2010, with respect to holdings of our Common Stock by all persons known by us to beneficially own more than 5% of our outstanding Common Stock, each named executive officer, each director, and all of our directors and officers as a group.

Name of Beneficial Owner (1)	Title of Class	Amount and Nature of Beneficial Ownership (2)	Percentage of Class

Executive Officers and Directors
Assaf Ran (3)	Common	1,872,261	50.31%
Michael Jackson (4)	Common	35,000	1.04%
Phillip Michals (5)	Common	50,000	1.49%
Eran Goldshmid (4)	Common	35,000	1.04%
Mark Alhadeff (6)	Common	135,000	3.97%
Lyron Bentovim (7)	Common	19,358	*

All officers and directors as a group (7 persons)	Common	2,158,619	54.97%

* Less than 1%

(1)	Unless otherwise provided, the address of each of the individuals above is c/o Manhattan Bridge Capital, Inc., 192 Lexington Avenue, New York, New York 10016.

(2)
A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from May 4, 2010 upon the exercise of options and warrants or conversion of convertible securities.  Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from May 4, 2010 have been exercised or converted.  Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.  All percentages are determined based on 3,324,459 shares outstanding on May 4, 2010.

(3)	Includes 396,666 shares that are vested options as of May 4, 2010, or 60 days after such date.

(4)	All of the shares beneficially owned by Michael Jackson and Eran Goldshmid are vested options as of May 4, 2010, or 60 days after such date.

(5)	Includes 15,000 shares owned of record and 35,000 shares that are vested options as of May 4, 2010, or 60 days after such date.

(6)
Includes 60,000 shares owned of record and 75,000 shares that are vested options, which were exercisable as of May 4, 2010 or 60 days after such date. (The shares and options are held by Ocean-7 Development, Inc., a company which is controlled by Mr. Alhadeff).

(7)	Includes 5,358 shares owned of record and 14,000 shares that are vested options as of May 4, 2010, or 60 days after such date.

Proposal No. 2

AMENDMENT OF THE COMPANY’S 2009 STOCK OPTION PLAN TO INCREASE
THE NUMBER OF SHARES RESERVED UNDER THE PLAN.

The Board has determined that it is advisable to amend the 2009 Plan to increase the maximum number of authorized but unissued shares of Common Stock reserved for the grant of awards under the 2009 Plan from 200,000 to 350,000 shares.  The securities underlying the options under the 2009 Plan are shares of Common Stock.  As of May 4, 2010, 102,000 shares of Common Stock remained available for grant.  If stockholder approval of this proposal to amend the 2009 Plan is obtained, the 2009 Plan will be amended to increase the number of shares of Common Stock reserved for issuance from 200,000 to 350,000 shares (the “Amendment”).  The 2009 Plan, after giving effect to the amendment, is attached to this proxy statement as Appendix A.

The purpose of the 2009 Plan is to align the interests of officers, other key employees, consultants and non-employee directors of the Company and its subsidiaries with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business.  The availability of additional shares will enhance the Company’s ability to achieve these goals. The basis of participation in the 2009 Plan is upon discretionary grants of the Board.

Background and Reason for the Proposal

In order to continue our program of equity-based incentive compensation to attract and retain the personnel necessary for our success and to provide more flexibility to the Compensation Committee, our Board has approved the Amendment.  The Board’s reason for the Amendment is as follows:

•
As of May 4, 2010, options covering 98,000 shares were issued and outstanding under the 2009 Plan at a weighted average exercise price of $1.29 per share, leaving only 102,000 shares available for future grants.  The market value of the shares underlying the outstanding options, based on a closing price of $1.22 per share of Common Stock on May 4, 2010, is approximately $119,560.  Accordingly, the Board believes that the Amendment is necessary to provide us with enough shares to continue our program of equity-based incentive compensation.

The 2009 Plan was adopted in June 2009 to attract and retain the personnel necessary for our success.  As amended, the 2009 Plan will authorize the grant of options covering up to 350,000 shares of Common Stock.  The 2009 Plan is administered by the Compensation Committee of our Board.  Except as may otherwise be provided in the 2009 Plan, the Compensation Committee has complete authority and discretion to determine the terms of awards.

Under the 2009 Plan we have the ability to provide incentives through grants of stock option awards to our key employees, consultants and directors (other than directors that are not compensated for their time by us or receive only a director’s fee).  As of May 4, 2010, the approximate number of employees who were eligible to participate in the 2009 Plan was two, the approximate number of non-employee Board members who will be eligible to participate in the 2009 Plan was five and we do not currently have any consultants that we are considering for participation in the 2009 Plan.

Our executive officers and other key employees held options under the 2009 Plan to purchase 70,000 shares of Common Stock all of which were held by Assaf Ran, our President and Chief Executive Officer.  All of management’s options have an exercise price of $1.43 per share.

The shareholders approved the 2009 Plan in June 2009 for a total of 200,000 shares, representing approximately six percent of the total number of shares issued and outstanding. If an award expires or terminates unexercised or is forfeited to us, or shares covered by an award are used to fully or partially pay the exercise price of an option granted under the 2009 Plan or shares are retained by us to satisfy tax withholding obligations in connection with an option exercise or the vesting of another award, those shares will become available for further awards under the 2009 Plan.

The 2009 Plan authorizes the granting of options, including options that satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.  The Compensation Committee determines the period of time during which a stock option may be exercised, as well as any vesting schedule, except that no stock option may be exercised more than 10 years after its date of grant.  The exercise price for shares of our Common Stock covered by an incentive stock option cannot be less than the fair market value of our common stock on the date of grant; provided that that exercise of an incentive stock option granted to an eligible employee that owns more than 10% of the voting power of all classes of our capital stock must be at least 110% of the fair market value of our Common Stock on the date of grant.  The aggregate fair market value of shares subject to an incentive stock option exercisable for the first time by an option holder may not exceed $100,000 in any calendar year.

The Board may terminate the Plan without shareholder approval or ratification at any time. Unless sooner terminated, the 2009 Plan will terminate in June, 2019. The Board may also further amend the Plan, provided that no amendment will be effective without approval of our shareholders if shareholder approval is required to satisfy any applicable statutory or regulatory requirements.

Federal Income Tax Consequences

The following brief summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan and does not purport to be complete.

Non-qualified Stock Options.  The grant of non-qualified stock options will have no immediate tax consequences to us or the grantee. The exercise of a non-qualified stock option will require a grantee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, a grantee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.  We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the grantee is in receipt of income in connection with the exercise of a non-qualified stock option.

Incentive Stock Options.  The grant of an incentive stock option will have no immediate tax consequences to us or our employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

Incorporation by Reference

The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

The Board recommends a vote “FOR” the 2009 Plan Amendment.

Proposal No. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Hoberman, Miller, Goldstein & Lesser, P.C. (“Hoberman”) has been our independent auditor since June 2007.  Their audit report appears in our annual report for the fiscal year ended December 31, 2009.  One or more representatives of Hoberman is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.

In the event the stockholders fail to ratify the appointment, the Audit Committee may reconsider its selection.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

Independent Registered Public Accounting Firm Fees and Other Matters

On June 4, 2007, the Company’s Audit Committee engaged Hoberman, Miller, Goldstein & Lesser, P.C. as its independent registered public accounting firm to replace Amper Politzer and Mattia P.C. The Company had previously consulted Hoberman in the first quarter of fiscal 2007 with respect to the application of FIN 48:

(a)           Audit Fees

2009

The aggregate fees incurred during 2009 for Hoberman, Miller, Goldstein & Lesser, P.C, our principal accountant, were $47,500, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2009.

2008

The aggregate fees incurred during 2008 for Hoberman, Miller, Goldstein & Lesser, P.C, our principal accountant, were $45,000, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2008.

The aggregate fees billed during 2008 by Amper, Politziner & Mattia, P.C., our former principal accountant were $10,000, covering the reissue of its audit opinion for 2006.

(b)           Audit-Related Fees

There were no audit-related fees billed by Hoberman, Miller, Goldstein & Lesser, P.C, our principal accountant during 2009 or 2008.

(c)           Tax Fees

Tax fees of $2,500 were billed by our principal accountants in 2009 for preparing the 2008 tax return.

Tax fees of $6,000 were billed by our principal accountants in 2008 for preparing the 2007 tax return.

(d)          All Other Fees

Our principal accountants billed no other fees, beyond those disclosed above, in 2009 and 2008.

Audit Committee Pre-Approval, Policies and Procedures

Our Audit Committee approved the engagement with Hoberman, Miller, Goldstein & Lesser, P.C, our principal accountant, in advance. In addition the Audit Committee approved tax services (as described in (c) above) provided by our independent auditors. These services were pre-approved by our Audit Committee to assure that such services do not impair the auditor’s independence from us.

The percentage of hours expended on audit by persons other than our principal accountant’s full time, permanent employees, did not exceed 50%.

Financial Information Systems Design and Implementation Fees

Hoberman, Miller, Goldstein & Lesser, P.C or Amper Politzer and Mattia, P.C. did not bill us for any professional services rendered to us and our affiliates during the fiscal year ended December 31, 2009 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

Pre-Approval Policies and Procedures

None of the audit-related fees billed in fiscal years 2009 and 2008 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm.  This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months.  Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm.  Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

The Board recommends a vote FOR the ratification of the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as independent auditors for the 2010 fiscal year.

MISCELLANEOUS
Other Matters

Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

The Company’s Annual Report for the year ended December 31, 2009, including our Audited Consolidated Financial Statements, are included with this proxy material.  Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

A copy of the Company's Annual Report on Form 10-K, without exhibits, will be provided without charge to any stockholder submitting a written request.  Such request should be addressed to Inbar Evron-Yogev, Chief Financial Officer, Manhattan Bridge Capital, Inc., 192 Lexington Avenue New York, New York 10016.

Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by the Company.  Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview.  Solicitation is not to be made by specifically engaged employees or paid solicitors.  The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals for 2011 Annual Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2011 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 192 Lexington Avenue New York, New York 10016, in writing not later than January 15, 2011.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than May 14, 2010.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares that they represent as our Board may recommend.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 192 Lexington Avenue, New York, New York 10016, (212) 489-6800.  If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services.

We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries.  We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON MAY 4, 2010 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY.  A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board of Directors

Inbar Evron-Yogev
Secretary
New York, New York
May 14, 2010

Appendix A

MANHATTAN BRIDGE CAPITAL, INC.
2009 STOCK OPTION PLAN AS AMENDED

SECTION 1.PURPOSE

The purposes of the 2009 Stock Option Plan (the “Plan”) are to align the interests of officers, other key employees, consultants and non-employee directors of Manhattan Bridge Capital, Inc. (the “Company”) and its subsidiaries with those of the shareholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business.  To further such purposes, the Compensation Committee may grant options to purchase Common Shares.  The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934 and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

SECTION 2.DEFINITIONS

As used in this Plan, the following terms and phrases shall have the meanings set forth below:

(a)           “Agreement” shall mean a written agreement entered into between the Company and an Optionee in connection with an award under the Plan.

(b)           “Board” shall mean the Board of Directors of the Company.

(c)           “Cause” when used in connection with the termination of an Optionee's employment by the Company or the cessation of an Optionee's service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, (ii) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to Disability), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary.  For purposes of this Section 2(c), no act, or failure to act, on an Optionee's part shall be considered “willful” unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company.  The Compensation Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

(d)           “Change in Control” shall mean the occurrence of the event set forth in any of the following events:

(i)  any Person (as defined below) is or becomes the beneficial owner (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

1

    (iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of this Section 2(d), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)            “Compensation Committee” shall mean the Compensation Committee of the Board, composed of no fewer than two directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) of the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto, and independent under the rules of the NASDAQ Capital Market.

(g)           “Common Shares” shall mean the common shares, par value $0.001 per share, of the Company.

(h)           “Company” shall mean Manhattan Bridge Capital, Inc., a corporation organized under the laws of the State of New York, or any successor corporation.

(i)            “Disability” shall mean an Optionee’s inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Optionee and acceptable to the Company.

(j)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)           “Fair Market Value” per share as of a particular date shall mean (i) if the Common Shares are then listed on a national securities exchange, the closing sales price per Common Share on the national securities exchange on which the Common Shares are principally traded for the last preceding date on which there was a sale of such Common Shares on such exchange, or (ii) if the Common Shares are then traded in an over-the-counter market, the closing bid price for the Common Shares in such over-the-counter market for the last preceding date on which there was a sale of such Common Shares in such market, or (iii) if the Common Shares are not then listed on a national    securities exchange or traded in an over-the-counter market, such value as the Compensation Committee, in its sole discretion, shall determine.

2

(l)            “Incentive Stock Option” shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(m)          “Non-employee Director” shall mean a member of the Board who is not an employee of the Company.

(n)           “Nonqualified Stock Option” shall mean an Option granted that is not intended to be an Incentive Stock Option.

(o)           “Option” shall mean the right, granted hereunder, to purchase Common Shares.  Options granted by the Compensation Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

(p)           “Optionee” shall mean a person who receives a grant of an Option.

(q)           “Option Price” shall mean the purchase price of the Common Shares underlying an Option.

(r)            “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(s)           “Plan” shall mean this Manhattan Bridge Capital, Inc. 2009 Stock Option Plan.

(t)            “Prior Plan” shall mean the Company’s 1999 Stock Option Plan.

(u)           “Retirement” shall mean the retirement of an Optionee in accordance with the terms of any tax-qualified retirement plan maintained by the Company or a Subsidiary in which the Optionee participates.  If the Optionee is not a participant in such a plan, such term shall mean the termination of the Optionee’s employment or cessation of the Optionee's service as a member of the Board, other than by reason of death, Disability or Cause on or after attainment of the age of 65.

(v)           “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(w)          “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(x)           “Ten Percent Stockholder” shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

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SECTION 3.ADMINISTRATION

The Plan shall be administered by the Compensation Committee, the members of which shall, except as may otherwise be determined by the Board, be “non-employee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code.

The Compensation Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the Option Price; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Compensation Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, including delegating to one or more of the Company's management employees the authority to grant Options to employees who are not “insiders” for purposes of Section 16 of the Exchange Act and who are not “covered employees” for purposes of Section 162(m) of the Code, and the Compensation Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Compensation Committee or such person may have under the Plan.  The Board shall have sole authority, unless expressly delegated to the Compensation Committee, to grant Options to Non-employee Directors.  All decisions, determination and interpretations of the Compensation Committee shall be final and binding on all Optionees of any awards under this Plan.

The Board shall have the authority to fill all vacancies, however caused, in the Compensation Committee.  The Board may from time to time appoint additional members to the Compensation Committee, and may at any time remove one or more Compensation Committee members.  One member of the Compensation Committee shall be selected by the Board as chairman.  The Compensation Committee shall hold its meetings at such times and places as it shall deem advisable.  All determinations of the Compensation Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent.  The Compensation Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

No member of the Board or Compensation Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

SECTION 4.ELIGIBILITY

Options may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Non-employee Directors.  In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Compensation Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

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SECTION 5.STOCK

The maximum number of Common Shares reserved for the grant of awards under the Plan shall be 350,000, subject to adjustment as provided in Section 9 hereof.  Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be required by the Company.

If any outstanding Option granted under this Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the Common Shares allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

If any outstanding Option granted under Prior Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the Common Shares allocable to the unexercised, canceled or terminated portion of such award shall not become available for subsequent grants of Options under this Plan.

SECTION 6.TERMS AND CONDITIONS OF OPTIONS

Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Compensation Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

(a)           Number of Shares.  Each Option Agreement shall state the number of Common Shares to which the Option relates.

(b)           Type of Option.  Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

(c)           Option Price.  Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Shares covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Compensation Committee.  The Option Price shall be subject to adjustment as provided in Section 9 hereof.  The date as of which the Compensation Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a future different date.

(d)           Medium and Time of Payment.  The Option Price shall be paid in full, at the time of exercise, in cash or in Common Shares then owned by the Optionee having a Fair Market Value equal to such Option Price or in a combination of cash and Common Shares or, unless the Compensation Committee shall determine otherwise, by a cashless exercise procedure through a broker-dealer.

(e)           Exercise Schedule and Period of Options.  Each Option Agreement shall provide the exercise schedule for the Option as determined by the Compensation Committee; provided, however, that, the Compensation Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.  The exercise period shall be five (5) years from the date of the grant of the Option unless otherwise determined by the Compensation Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed five (5) years from the date of grant of such Option.  The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof.  An Option may be exercised, as to any or all full Common Shares as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Shares with respect to which the Option is being exercised.  Notwithstanding any other provision of this Plan, no Option granted hereunder may be exercised prior to the consummation of an underwritten public offering of the Company’s securities where the gross proceeds from such offering are in excess of $5 million.

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(f)            Termination.  Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company or a Subsidiary (or a Parent or Subsidiary company of such company issuing or assuming the Option), the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option and (ii) with respect to an Optionee who is a Non-employee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option.  In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death, Disability, Retirement or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Compensation Committee shall prescribe).

(g)           Death, Disability or Retirement of Optionee.  If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee's employment or cessation of such Optionee's service (or within such different period as the Compensation Committee may have provided pursuant to Section 6(f) hereof), or if the Optionee's employment shall terminate or service shall cease by reason of Disability or Retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death, Disability or Retirement of the Optionee (or such different period as the Compensation Committee shall prescribe).  In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option.  Unless otherwise determined by the Compensation Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

(h)           Other Provisions.  The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Compensation Committee may determine, including penalties for the commission of competitive acts and a provision providing that no option may be exercised prior to the consummation of an underwritten initial public offering of the Company's securities pursuant to a registration statement filed pursuant to the Securities Act of 1933, as amended.

SECTION 7.NON DISCRETIONARY GRANTS

Each director of the Company, other than a director who is an officer, employee or beneficial owner of 10% or more of the Company’s Common Shares (or an officer, director, employee or affiliate thereof), upon first taking office shall be granted options for 7,000 Common Shares.

SECTION 8.NONQUALIFIED STOCK OPTIONS

Options granted pursuant to Section 7 hereof are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

SECTION 9.INCENTIVE STOCK OPTIONS

Options granted pursuant to this Section 9 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof.  An Incentive Stock Option may not be granted to a Non-employee Director or a consultant to the Company.

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(a)           Value of Shares.  The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Common Shares with respect to which Incentive Stock   Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

(b)           Ten Percent Stockholder.  In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Shares on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

SECTION 10.EFFECT OF CERTAIN CHANGES

(a)           In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of Common Shares available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Compensation Committee to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b)           Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

SECTION 11.SURRENDER AND EXCHANGE OF AWARDS

The Compensation Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary (“Surrendered Option”), to be conditioned upon the granting to the Optionee of a new Option for the same number of Common Shares as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee.  Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Compensation Committee at the time the new Option is granted.

SECTION 12.PERIOD DURING WHICH AWARDS MAY BE GRANTED

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the effective date of the Plan (see section 14), unless the Board shall terminate the Plan at an earlier date.

SECTION 13.NONTRANSFERABILITY OF AWARDS

Except as otherwise determined by the Compensation Committee, Options granted under the Plan shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted other than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

SECTION 14.EFFICTIVE DATE AND TERM OF PLAN

The Plan shall be effective as of June 23, 2009 and shall terminate on the tenth anniversary of such date, unless sooner terminated by the Board pursuant to Section 16.

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SECTION 15.AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES

If the Compensation Committee shall so require, as a condition of exercise of a Nonqualified Stock Option (a “Tax Event”), each Optionee who is not a Non-employee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Compensation Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event.  Alternatively, the Compensation Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee.  The withholding obligation may be satisfied by the withholding or delivery of Common Shares.  Any decision made by the Compensation Committee under this Section 15 shall be made in its sole discretion.

SECTION 16.AMENDMENT AND TERMINATION OF THE PLAN

The Board at any time and from time to time may suspend, terminate, modify or amend the Plan or any portion thereof; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of shareholders.  Except as provided in Section 10(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

SECTION 17.RIGHTS AS A SHAREHOLDER

An Optionee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10(a) hereof.

SECTION 18.NO RIGHTS TO EMPLOYMENT OR SERVICE AS A DIRECTOR

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee’s employment or service.  Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.

SECTION 19.BENEFICIARY

An Optionee may file with the Compensation Committee a written designation of a beneficiary on such form as may be prescribed by the Compensation Committee and may, from time to time, amend or revoke such designation.  If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

SECTION 20.GOVERNING LAW

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

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MANHATTAN BRIDGE CAPITAL, INC.

This proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders

The undersigned hereby constitutes and appoints Assaf Ran, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. (the "Company") to be held on Monday, June 21, 2010 at 9:00 a.m. Eastern Daylight Time, at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting, and in their discretion upon such other matters as may come before the meeting.

(Continue and to be signed on Reverse Side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

MANHATTAN BRIDGE CAPITAL, INC.

June 21, 2010

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 21, 2010
The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2010.html

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20630300000000001000 9	062110

The Board of Directors recommends a vote FOR all the nominees listed and a vote FOR Proposals 2 and 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS			2. To amend our 2009 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 200,000 to 350,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: Assaf Ran _________ Michael Jackson _________ Phillip Michals _________ Eran Goldshmid _________ Mark Alhadeff _________ Lyron Bentovim _________	3. To ratify the appointment of Hoberman, Miller, Goldstein & Lesser, P.C. as independent auditors for the fiscal year ending December 31, 2010.	☐	☐	☐

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: (●)
To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.